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                                                                    EXHIBIT 10.1

                             SHAREHOLDERS' AGREEMENT


                  This SHAREHOLDERS' AGREEMENT (this "Agreement") is made as of December 22, 1999, by and among Max Re Capital Ltd., a company organized under the laws of Bermuda (the "Company"), Max Re Ltd., an insurance company organized under the laws of Bermuda ("Max Re"), and each of the other signatories to this Agreement. Each of the shareholders of the Company that is, or hereafter becomes, bound by this Agreement and each of their respective successors or assignees of their rights hereunder, are sometimes collectively referred to herein as the "Shareholders" and each individually as a "Shareholder."

1.       Certain Definitions.
         -------------------

         "Affiliate" of any Person means any other Person controlling, controlled by or under common control with such particular Person. In the case of a natural Person, his Affiliates include members of such Person's immediate family, natural lineal descendants of such Person or a trust for the exclusive benefit of such Person and his immediate family and natural lineal descendants. For the purposes of Section 2(c) herein and with respect to Moore Holdings, the term Affiliate includes the members of Moore Holdings, including upon the withdrawal of any such member from Moore Holdings, and with respect to Cap Z, the term Affiliate includes its limited partners or any partners, principals, or other professionals of Cap Z or its Affiliates.

         "Bermuda Monetary Authority" means that quasi-governmental authority of similar name in Bermuda and, where applicable, includes any Bermuda governmental authority, department or agency that performs similar functions.

         "Business Day" means a day on which banks are open for ordinary banking business in both New York City and Hamilton, Bermuda.

         "Cap Z" means Capital Z Investments, L.P., a limited partnership organized under the laws of Bermuda.

         "Commission" means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Shares" means the shares of the Company issued and outstanding or to be issued as common shares, initially having a par value $1.00 per share, and includes a fraction of a common share.

         "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Founding Investors" means Moore Holdings and Cap Z and any of their respective transferees under Section 2(c) hereof.

         "Management Warrants" means the warrants to purchase Common Shares issued to Officers from time to time.

         "Management Warrant Shares" means the Common Shares issued or issuable pursuant to the exercise of the Management Warrants.

         "Max Re Non-Voting Common Shares" means the shares of Max Re issued and outstanding or to be issued as non-voting common shares, initially having a par value $1.00 per share, and includes a fraction of a non-voting common share, which shares may be exchanged for Common Shares on a one-to-one basis under certain circumstances and subject to compliance with the Company's Bye-Laws and the laws of Bermuda.

         "Moore Holdings" means Moore Holdings, L.L.C., a limited liability company organized under the laws of the State of Delaware.

         "Officer" means an officer of the Company or Max Re from time to time during the term of this Agreement.

         "Person" means an individual, a partnership, a company, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental or quasi-governmental entity or any department, agency or political subdivision thereof.

         "Qualified IPO" means the initial registered public offering of Common Shares in the United States.

         "Registrable Securities" means (i) the Common Shares held by each Shareholder, (ii) the Management Warrant Shares, (iii) the Warrant Shares, (iv) any Common Shares issued or issuable upon exchange of the Max Re Non-Voting Common Shares and (v) any Common Shares issued, issuable, exchanged or exchangeable in respect of the securities referred to in clauses (i), (ii),
(iii) and (iv) above upon any stock split, stock dividend, recapitalization or similar event; provided, however, that Registrable Securities shall not include
               --------   -------
any securities referred to in clauses (i), (ii), (iii), (iv) or (v) above if (x) the holder of such securities, with the exception of the Founding Investors and Western General, may resell such Registrable Securities pursuant to Rule 144(k) under the Securities Act, (y) the sale of such securities has been registered pursuant to the Securities Act or (z) the Registrable Securities have been transferred in a transaction in which registration rights are not transferred pursuant to Section 2 hereof.

         "Register," "registered" and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

         "Registration Expenses" shall have the meaning set forth in Section 8 hereof.

         "Securities Act" means the U.S. Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Shareholders and the costs of any accountants, counsel or other experts retained by the Shareholders.


         "Transfer" means to offer, sell, assign or otherwise transfer an interest, in whole or in part, whether voluntarily or involuntarily or by operation of law or at a judicial sale or otherwise; provided, however, that
                                                       --------   -------
Transfer shall not include the bona fide pledge of Common Shares or Max Re Non-Voting Common Shares in connection with a loan by a financial institution or any transfer back to the pledgor by the pledgee of such Common Shares or Max Re Non-Voting Common Shares following the termination of any such bona fide pledge.

         "Warrants" means the warrants issued to the Founding Investors on the date hereof or at any time hereafter.

         "Warrant Shares" means the number of Common Shares into which the Max Re Non-Voting Common Shares issued or issuable upon exercise of the Warrants may be exchanged.

         "Western General" means Western General Insurance Ltd., a Bermuda insurance company, and any of its transferees under Section 2(c) hereof.

         "Western General Warrants" means the warrants issued to Western General for the purchase of Common Shares on the date hereof or at any time hereafter.

         "$" means the legal tender of the United States of America.

2.       Transfer Restrictions.
         ---------------------

     (a)    General Restrictions.   A   Shareholder   shall  not   Transfer  its
            --------------------
Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants except in compliance with the Securities Act or an exemption therefrom and except in compliance with any required approval of the Bermuda Monetary Authority and in accordance with the following terms and conditions:

            (i) At least 30 calendar days prior to making any Transfer of Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants such transferring Shareholder (the "Transferring Shareholder") shall deliver a written notice (each such notice, an "Offer Notice") to the Company and each Founding Investor. The Offer Notice shall disclose in reasonable detail the proposed number of Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants to be transferred (the "Transfer Securities") and the proposed terms and conditions of the Transfer (including the proposed price at which the Transfer Securities are to be transferred); provided that the
                                                              --------
purchase price specified in any Offer Notice shall be payable in cash at the closing of the transaction.

            (ii) Prior to any Transfer, the Company together with the Founding Investors and any Persons designated by a Founding Investor shall be entitled (without obligation to exercise such entitlement) to purchase all, but not less than all, of the Transfer Securities, at the price and on the terms specified in

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the Offer Notice by  delivering  written  notice of such  election (an "Election
Notice") to the Transferring Shareholder as soon as practicable but in no event later than ten (10) Business Days after delivery of the Offer Notice. If the Company, the Founding Investors or any Person designated by a Founding Investor elect to purchase the Transfer Securities, the Transfer of any Transfer Securities shall be consummated as soon as practicable after delivery of the Election Notice, but in no event later than ten (10) Business Days after the delivery of the Election Notice. If more than one of the Founding Investors or
their  respective   designees  make  a  firm  offer  to  purchase  the  Transfer
Securities, each such Founding Investor or their respective designees shall be permitted to purchase the Founder's Pro Rata Share (as defined below) of the Transfer Securities that the Company has indicated that it will not purchase. Each Founding Investor's "Founder's Pro Rata Share" shall be based upon such Founding Investor's proportionate beneficial ownership of Common Shares, on a fully diluted and converted basis, in relation to the total number of Common Shares, on a fully diluted and converted basis, beneficially owned by the Founding Investors.

            (iii) Unless all of the Transfer Securities proposed to be transferred in the Offer Notice are to be acquired by the Company and/or the Founding Investors, the Transferring Shareholder may, no later than 90 calendar days after the expiration of the election period, Transfer such Transfer Securities to one or more third parties at a price no less than the price per share specified in the Offer Notice and on other terms no more materially favorable to the transferees thereof than offered to the Company and the Founding Investors in the Offer Notice. It shall be a condition precedent to the consummation of any Transfer of Transfer Securities to a Person not a party to this Agreement that such third party execute and be bound by the terms and conditions of this Agreement. Any Transfer Securities not Transferred within such 90-day period shall be re-offered (without obligation to purchase) to the Company and the Founding Investors under this Section 2 prior to any subsequent Transfer pursuant to the terms of this Section 2.

     (b)      Other Restrictions.
              ------------------

              (i) In connection with the Transfer of any Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants (other than a Transfer described in Section 2(c) below), such Shareholder shall deliver written notice to the Company and, where concerning any share or warrant of Max Re, to Max Re describing in reasonable detail the Transfer or proposed Transfer, together with, at the Company's or Max Re's request, an opinion of counsel which (to the Company's or Max Re's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such Transfer of Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants may be effected without registration of such Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants or Warrants, Western General Warrants under the Securities Act and a list of affiliates or related parties of the transferee.

              (ii) The Company or Max Re, as the case may be, shall deliver new certificates for Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants which do not bear the Securities Act legend set forth in Section 2(d) hereof promptly upon their Transfer if such Transfer is exempt from registration under the Securities Act pursuant to Rule 144 under such act and, if requested, the Company and Max Re shall have received an opinion of counsel to that effect.

              (iii) Any Transfer of Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants that violates the provisions of this Section 2 shall not be recorded by the Company or Max Re, as the case may be, or any of their agents and shall be deemed void ab initio.
-- ------

     (c)      Permitted Transfers.      The   restrictions  set  forth  in  this
              -------------------
Section 2 shall not apply to any Transfer of Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants by a Shareholder to its Affiliates (a "Permitted Transferee"); provided, assuming compliance with any required approval of the Bermuda Monetary
--------
Authority, that the provisions of this Agreement shall continue to be applicable to the Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants after any Transfer above and the transferees of such Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants shall agree in writing to be bound by the provisions of this Agreement and shall be deemed a "Shareholder" for purposes of this Agreement; provided, further that if a
                                                   --------   -------
Permitted Transferee ceases to be an Affiliate of the Transferring Shareholder, the Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants held by such Person shall be deemed to have been Transferred and shall be subject to the provision of Section 2(a) upon discovery by the Company of such change in status. Upon the Transfer of Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants pursuant to this Section 2(c) each transferee will deliver a written notice to the Company or, where concerning any share or warrant of Max Re, Max Re, which notice will disclose in reasonable detail the identity of such transferee.

     (d)      Legend.   Certificates evidencing Registrable  Securities,  Max Re
              ------
Non-Voting Common Shares, Management Warrants, Western General Warrants and Warrants shall bear the following legend:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR
                  HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COMPANY AT ITS OPTION RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND UNLESS, WHERE APPLICABLE, HAS RECEIVED THE PRIOR APPROVAL OF THE BERMUDA MONETARY AUTHORITY.

                  IN ADDITION, THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS IN THE COMPANY'S BYE-LAWS AND PURSUANT TO A SHAREHOLDERS' AGREEMENT DATED AS OF DECEMBER 22, 1999 AMONG THE COMPANY, MAX RE LTD. AND CERTAIN OF THE COMPANY'S SHAREHOLDERS. A COPY OF SUCH BYE-LAWS AND SHAREHOLDERS' AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

If any Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants become eligible for sale pursuant to Rule 144(k) under the Securities Act, the Company or Max Re, as the case may be, shall, upon the request of a holder of such Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants, Western General Warrants or Warrants and delivery of an opinion of counsel reasonably satisfactory to the Company or Max Re, issue new certificates for such Registrable Securities, Max Re Non-Voting Common Shares (if applicable), Management Warrants, Western General Warrants or Warrants not bearing the Securities Act legend set forth above.

3.       Drag-Along Rights.
         -----------------

         (a) Right to Require Sale. Notwithstanding  any other provision hereof,
             ---------------------
if one or more Shareholders (such Shareholders, together with their Affiliates, the "Selling Shareholder(s)") proposes to enter into an agreement to sell or otherwise dispose of for value Common Shares held by such Selling Shareholders representing eighty percent (80%) of the issued and outstanding Common Shares to a third person who is not an affiliate (any such party, a "Third Party") in a bona fide transaction pursuant to which the Third Party will purchase all of the Common Shares on a fully diluted and converted basis (any such transaction, a "Drag-Along Sale"), then each other Shareholder (the "Drag-Along Shareholders") hereby agrees to sell to such Third Party, upon the demand of such Selling Shareholders, all of the Common Shares and securities exercisable, convertible into or exchangeable for Common Shares held by such Drag-Along Shareholders on the date of the Drag-Along Notice (as defined in Section 3(b) below) and on the same terms and conditions as has agreed with such Third Party; provided,
                                                                       --------
however,  that in negotiating  such  Drag-Along  Sale, the Selling  Shareholders
-------
shall provide (i) that the only representations and warranties or covenants which any Drag-Along Shareholder shall be required to make in connection with the Drag-Along Sale are representations and warranties with respect to its own ownership of the shares to be sold by it and its ability to convey title thereto free and clear of liens, encumbrances or adverse claims, its due organization, its due authorization, execution and delivery of the definitive purchase agreement (if applicable), enforceability of such purchase agreement against it and no conflict of it with such purchase agreement, (ii) that the liability of any Drag-Along Shareholder with respect to any representations or warranties made in connection with the Drag-Along Sale is the several liability of such Drag-Along Sharholder (and not any other person) and that such liability is limited to the amount of proceeds actually received by such Drag-Along

Shareholder in the Drag-Along Sale, and (iii) no Drag-Along Shareholder shall be required to provide any indemnification to anyone in connection with the Drag-Along Sale (other than an indemnification for damages resulting from the breach of any representations or warranties made by such Drag-Along
Shareholder);  provided,  however,  that  the  foregoing  shall  not  limit  the
               --------   -------
obligations of such Drag-Along Shareholder, and such Drag-Along Shareholder hereby expressly agrees to be bound by and be subject to, any escrow or other holdback arrangement (on a pro rata basis based on the amount of shares sold by such Drag-Along Shareholder in proportion to all shares of the Company sold in such Drag-Along Sale) provided for in the agreement relating to the Drag-Along Sale.

         (b)  Drag-Along Notice.  Prior to making any  Drag-Along  Sale,  if the
              -----------------
Selling Shareholder(s) elects to exercise the rights afforded under this Section 3, the Selling Shareholder(s) shall provide the Drag-Along Shareholders with written notice (the "Drag-Along Notice") not less than ten (10) days prior to the proposed date of the Drag-Along Sale (the "Drag-Along Sale Date"). The Drag-Along Notice shall set forth: (i) the name and address of the Third Party;
(ii) the proposed amount and form of consideration to be paid per share and the terms and conditions of payment offered by the Third Party; (iii) the Drag-Along Sale Date; and (iv) confirmation that the Third Party has agreed to purchase the Drag-Along Shareholder's shares in accordance with the terms hereof.

         (c)  Delivery of Certificates.  On  the  Drag-Along   Sale  Date,  each
              ------------------------
Drag-Along Shareholder shall deliver all of the certificates for such Drag-Along Shareholder's shares, duly endorsed for transfer with signatures guaranteed, to such Third Party in the manner and at the address indicated in the Drag-Along Notice against delivery of immediately available funds in the amount of the purchase price for such shares.

         (d)  Costs and Fees.   The  Selling  Shareholders  shall bear all costs
              --------------
and fees incurred in connection with a Drag-Along Sale except each Shareholder shall bear the costs and fees of its own independent advisors. The Company and Max Re shall have no obligation to bear any costs and fees incurred in connection with a Drag-Along Sale or otherwise under this Section 3.

4.       Compliance with Bermuda Law.
         ---------------------------

        (a) The Company and Max Re shall have no obligation under the provisions of Sections 5, 6, 7, 8, 9 and 10 hereof unless and until all approvals required from the Bermuda Monetary Authority are received and the requirements of any of the exclusions or exemptions applicable to the provisions of Section 39 of the Bermuda Companies Act 1981, as amended, are able to be satisfied and are satisfied so as to permit compliance with such Section 39. At appropriate times each of the Company and Max Re shall use its commercially reasonable efforts to obtain any such approvals. With respect to such Section 39, each Shareholder shall use its commercially reasonable efforts where formal meetings or written resolutions of the shareholders or other action may be appropriate to waive or approve the financial assistance as described in such
Section 39 and related provisions.

        (b) The provisions of Section 5, 6, 7, 8, 9 and 10 shall be read subject to the provisions of Section 4(a) hereinabove.

5.       Demand Registrations.
         --------------------

        (a)      Requests for Registration.

                (i)     Each of the Founding  Investors and Western  General may
request, at any time after the earlier to occur of (i) the second anniversary of this Agreement or (ii) the date that is one hundred eighty (180) days after a Qualified IPO, to have all or part of its Registrable Securities registered on Form S-1, or any similar long-form registration statement ("Long-Form Registration") or, if available, on Form S-2 or S-3, or any similar short-form registration statement ("Short-Form Registration"). Each request for a Long-Form Demand Registration (as defined below) shall have an aggregate offering price of at least $50 million, inclusive of Registrable Securities included in such Long-Form Demand Registration pursuant to Section 6 hereof, and shall specify the approximate number of Registrable Securities requested to be registered, the proposed manner of disposition and the proposed underwriter, if any. Within ten
(10) Business Days after receipt of any such request, the Company shall give written notice of such requested registration to the other Shareholders and, subject to Section 5(b) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 calendar days after the receipt of the Company's notice. All registrations requested pursuant to a Long-Form Registration are referred to herein as "Long-Form Demand Registrations"; and all other registrations requested pursuant to this paragraph 5(a) are referred to herein as a "Short-Form Demand Registrations"; Long-Form Demand Registrations and Short-Form Demand Registrations are sometimes collectively referred to as "Demand Registrations." Each of the Founding Investors and Western General shall each be entitled to request three (3) Long-Form Demand Registrations and an unlimited number of Short-Form Demand Registrations for which the Company will pay all Registration Expenses as set forth in Section 9 hereof; provided that
                                                                   --------
the Company shall not be obligated to register more than two (2) Demand Registrations in any 12-month period. A registration will not count as a Demand Registration until it has been declared effective by the Commission.

                (ii) Holders of at least 20% of the total Common Shares on a fully diluted and converted basis shall, as a group, at any time and from time to time after the earlier to occur of (i) the second anniversary of this
Agreement or (ii) the date that is one hundred eighty (180) days after a Qualified IPO have the right to request a Demand Registration. The request for a Demand Registration pursuant to this Section 5(a)(ii) shall have an aggregate offering price of at least $50 million and shall specify the approximate number of Registrable Securities requested to be registered, and the proposed underwriter. Within ten (10) days after receipt of any such request, the Company shall give written notice of such requested registration to all Shareholders and, subject to Section 5(b) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company notice.

                (iii) Upon receipt of a request for a Demand Registration (a "Demand Request") pursuant to Sections 5(a)(i) or 5(a)(ii), the Company shall, to the extent requested, cause to be filed, within the later of (x) 90 days (or 45 days with respect to any Short-Form Registration) of the date of delivery to the Company of the Demand Request, or (y) 180 days after the effectiveness of the most recently filed Registration Statement by the Company, a Registration Statement covering such Registrable Securities which the Company has been so requested to register, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended method of distribution specified in such Demand Request.

(b)      Priority on Demand Registrations.
         --------------------------------

         The Company shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the demanding Shareholders. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering (the "Offering Quantity"), the Company shall include in such registration securities in the following priority:

        (i) first, before including any securities which are not Registrable Securities, the Company shall include all of the Registrable Securities requested to be included by the demanding Shareholders, each of the Founding Investors (if other than a demanding Shareholder), Western General (if other than a demanding Shareholder) and Officers, and if such number exceeds the Offering Quantity, then the Company shall include only each of such demanding Shareholder's, Founding Investor's (if other than a demanding Shareholder), Western General's (if other than a demanding Shareholder) and Officer's pro rata share of the Offering Quantity, based on the number of Registrable Securities then beneficially owned on a fully converted basis by each of the demanding Shareholders, Founding Investors, Western General and Officers, respectively;

        (ii) second, to the extent (and only to the extent) that the Offering Quantity exceeds the aggregate amount of Registrable Securities which are requested to be included in such registration, the Company shall include in such registration Registrable Securities requested to be included by the other Shareholders, and if such number exceeds the Offering Quantity, the Company shall include only such other Shareholders' pro rata share of the Offering Quantity, based on the amount of Registrable Securities beneficially owned by such other Shareholders; and

        (iii) third, to the extent (and only to the extent) that the Offering Quantity exceeds the aggregate amount of Registrable Securities which are requested to be included in such registration, the Company shall include in such registration any other securities requested to be included in the offering.

        (c)     Restrictions on Demand Registrations.
                ------------------------------------

                The Company may postpone upon one (1) occasion during any 365-day period for up to 120 days the filing or the effectiveness of a Registration Statement for a Demand Registration if the Company's board of directors determines in its sole discretion that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets

(other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided, however, that in such event, the
                                      --------  -------
party requesting such Demand Registration shall be entitled to withdraw such request at any time during the 90-day period and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses (as set forth in Section 8) in connection with such registration.

        (d)     Selection of Underwriters.
                -------------------------

                (i) The Founding Investors shall have the right to select the investment banker(s) and managing underwriters for any Demand Registration to administer an offering pursuant to Section 5(a)(i), subject to the Company's approval, which approval shall not be unreasonably withheld or delayed.

                (ii) The Shareholders initiating any Demand Registration pursuant to Section 5(a)(ii) hereof that hold a majority of the Common Shares to be so registered shall have the right to select the investment banker(s) and managing underwriter(s) to administer the offering, subject to the Company's approval, which approval shall not be unreasonably withheld or delayed.

        (e)     Other Registration Rights.
                -------------------------

                Except as provided in this Agreement, the Company shall not grant to any persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of both Founding Investors.

6.      Piggyback Registrations.
        -----------------------

        (a)     Right to Piggyback.
                ------------------

                After the consummation of a Qualified IPO, if the Company proposes to register any of its equity securities under the Securities Act
(other than pursuant to a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give prompt written notice to all the Shareholders of its intention to effect such a registration and shall, subject to 6(b), include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice.

        (b)     Priority on Primary Registrations.
                ---------------------------------

                If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriter advises the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering (the

"Company Offering Quantity"), the Company will include in such registration securities in the following priority:

                (i)     first, the securities the Company proposes to sell;

                (ii) second, before including any securities which are not Registrable Securities, the Company shall include (x) all of the Registrable Securities requested to be included by the Founding Investors, Western General and Officers and (y) to the extent that after the application of clause (x) the number of Registrable Securities exceeds the Offering Quantity, the Company shall include only such Founding Investor's, Western General's and each of the Officer's pro rata share of the Offering Quantity, based on the number of Registrable Securities then beneficially owned on a fully converted basis by each of the Founding Investors, Western General and Officers, respectively;

                (iii) third, to the extent (and only to the extent) that the Offering Quantity exceeds the aggregate amount of Registrable Securities which are requested to be included in such registration, the Company shall include in such registration Registrable Securities requested to be included by the other Shareholders, and if such number exceeds the Offering Quantity, the Company shall include only such other Shareholders' pro rata share of the Offering Quantity based on the amount of Registrable Securities beneficially owned on a fully converted basis by such other Shareholders; and

                (iv) fourth, to the extent (and only to the extent) that the Company Offering Quantity exceeds the aggregate amount of Registrable Securities which are requested to be included in such registration, the Company shall include in such registration any other securities requested to be included in the offering.

        (c)     Other Registrations.
                -------------------

                If the Company has previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 5 or pursuant to this
Section 6, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any Shareholder or Shareholders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

7.       Holdback Agreements.
         -------------------

        (a) To the extent not inconsistent with applicable law, each Shareholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of an initial public offering of the Company's securities or the 90-day period beginning on the effective date of a public offering of the Company's Common Shares effected pursuant to a Demand Request, unless the underwriters managing the registered public offering otherwise agree; provided that such restrictions shall not be more restrictive
                  --------
in duration or scope than restrictions imposed on (i) any Person which has been granted registration rights by the Company, (ii) any officer or director of the Company, or (iii) any 5% Shareholder of Common Shares; and provided, further,
                                                             --------
that nothing herein shall restrict, directly or indirectly,

        (i) any bona fide pledge of Common Shares or the subsequent Transfer upon default in connection with any such pledge,

        (ii) subject to obtaining any required Bermuda Monetary Authority approval, any charitable contribution; or

        (iii) the disposition of freely tradable Common Shares that have been acquired by the Shareholder in open market transactions.

     (b) In addition, each Shareholder may Transfer Registrable Securities, Max Re Non-Voting Common Shares, Management Warrants or Warrants to its Affiliates so long as such Person agrees to be bound by the terms of this Agreement and such is in compliance with any required Bermuda Monetary Authority approval.

     (c) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its Common Shares, or any securities convertible into or exchangeable or exercisable for Common Shares, that were purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

8.       Registration Procedures.
         -----------------------

         In connection with any Registration Statement filed pursuant to Section 5(a) or Section 6(a) herein (a "Registrant Statement"), the following provisions shall apply:

        (a) The Company shall furnish to each selling Shareholder, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Shareholders reasonably may propose.

        (b) The Company shall prepare and within 90 days (or 45 days with respect to any Short-Form Registration) after the end of the period within which requests for registration may be given to the Company file with the Commission a Registration Statement with respect to such Registrable Securities and thereafter use its commercially reasonable efforts to cause such Registration Statement to become effective.

        (c) The Company shall prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of either (i) not less than 180 days (subject to extension pursuant to Section 8(p)) or, if such Registration Statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or
(ii) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement.

        (d) The Company shall advise the selling Shareholders, and, if requested by such Shareholders, confirm such advice in writing (which advice pursuant to clauses (ii) - (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                (i)     when  the  Registration   Statement  and  any  amendment
thereto has been filed with the Commission and when the Registration Statement or any post effective amendment thereto has become effective;

                (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Common Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus or the filing of any reports under the Exchange Act so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        (e) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 8(d) hereof during the period for which the Company is required to maintain an effective Registration Statement, the Company shall (A) use its commercially reasonable efforts to promptly obtain the withdrawal of any stop order or order suspending the effectiveness of the Registration Statement and (B) prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document as soon as possible so that, as thereafter delivered to purchasers of the Common Shares, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will comply with the Securities Act and the rules promulgated thereunder.

        (f) The Company will furnish to each Shareholder included within the coverage of the Registration Statement, without charge, copies of the Registration Statement and any amendment thereto, including financial statements and schedules, and, if the Shareholder so requests in writing, all exhibits (including those incorporated by reference) in such number as such Shareholder may reasonably request from time to time.

        (g) The Company will deliver to each Shareholder included within the coverage of the Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Registration Statement and any amendment or supplement thereto as such Shareholder may reasonably request; and the Company consents to the use of the prospectus or any amendment or supplement thereto by each Shareholder in connection with the offering and sale of the Common Shares covered by the prospectus or any amendment or supplement thereto.

        (h) Prior to any public offering of Common Shares pursuant to the Registration Statement, the Company shall use its commercially reasonable efforts to register or qualify or cooperate with each Shareholder selling Common Shares pursuant to such Registration Statement and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities laws of such jurisdictions as such counsel reasonably requests in writing on behalf of such Shareholder and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Common Shares covered by the Registration Statement; provided, however, that the Company will not be required to qualify generally to
--------  -------
do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

        (i) The Company shall cooperate with each Shareholder to facilitate the timely preparation and delivery of certificates representing Common Shares to be sold pursuant to such Registration Statement free of any restrictive legends and registered in such names as such Shareholder may request in writing prior to sales of Common Shares pursuant to the Registration Statement.

        (j) The Company shall upon request, provide each Shareholder selling Common Shares pursuant to such Registration Statement with printed certificates for its Common Shares in a form acceptable to such Shareholder.

        (k) The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its Shareholders as soon as practicable but in any event not later than eighteen
(18) months after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act or Rule 158 promulgated thereunder.

        (l) The Company shall be permitted to require each Shareholder selling Common Shares pursuant to the Registration Statement to furnish to the Company such information regarding the Shareholder, the Common Shares beneficially owned by such Shareholder and the intended method of distribution of such Common Shares as the Company may from time to time reasonably require for inclusion in the Registration Statement, and the Company may exclude from such registration the Common Shares of any Shareholder that fails to furnish such information within a reasonable time after receiving such request.

        (m) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Shareholders of a majority of Common Shares being sold or the managing underwriters (if any) shall reasonably request in order to facilitate the disposition of Common Shares pursuant to the Registration Statement; provided, however, that the Company shall have no
                          --------   -------
obligation to pay any discounts or underwriting commissions.

        (n) The Company, if requested by those Shareholders that together hold a majority in interest of the Common Shares being sold, or the managing underwriters (if any) in connection with the Registration Statement, shall use its commercially reasonable efforts to cause (i) its counsel to deliver an opinion relating to the Registration Statement and the Common Shares, in customary form (and covering such matters of the type customarily covered by legal opinions of such nature) addressed to such Shareholders and the managing underwriters, if any, thereof and dated the effective date of such Registration Statement; (ii) its officers to execute and deliver all customary documents and certificates requested by Shareholders of a majority of the Common Shares being sold or the managing underwriters (if any); and (iii) its independent public accountants to provide a comfort letter in customary form (and covering such matters of the type customarily covered by comfort letter).

        (o) The Company shall use its reasonable best efforts to cause the Common Shares covered by the Registration Statement to be listed on each securities exchange, if any, or NASDAQ on which similar securities issued by the Company are then listed, if so requested by Shareholders of a majority in interest of Common Shares covered by the Registration Statement, or by the managing underwriters, if any.

        (p) The Company shall make available for inspection by any Shareholder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Shareholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Shareholder, underwriter, attorney, accountant or agent in connection with such Registration Statement.

        (q) No Shareholder may participate in any registration hereunder which is underwritten unless such Shareholder (i) agrees to sell such Shareholder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Shareholder entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s); provided that no Shareholder will be required to sell more than the number of
--------

Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreement and other documents reasonably required under the terms of such underwriting arrangements.

        (r) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 5 and 6 herein with respect to the Registrable Securities of any Shareholder that such Shareholder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Shareholder's Registrable Securities.

        (s) Each Shareholder agrees that upon receipt of any written notice of the Company pursuant to paragraphs (ii) through (v) of Section 8(d) hereof, such Shareholder shall discontinue offering such Common Shares pursuant to the Registration Statement until such Shareholder's receipt of copies of the supplemental or amended prospectus contemplated by Section 8(c) hereof, or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 8(d)(ii) - (v) during the registration period, such registration period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Common Shares covered by the Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 8(c) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

9.       Registration Expenses.
         ---------------------

         The Company shall bear all expenses incurred in connection with the performance of its obligations under this Agreement (except as otherwise provided in the proviso to Section 8(m) hereof) and the Company shall reimburse the Shareholders for the fees, disbursements and expenses of one counsel (and one local counsel as reasonably required) chosen by the Shareholders of a majority in interest of the Common Shares to be sold pursuant to a Registration Statement acting for the Shareholders in connection therewith.

10.      Indemnification.
         ---------------

        (a) The Company shall indemnify and hold harmless, to the full extent permitted by applicable law, each of the Shareholders to be named in any Registration Statement filed pursuant to Sections 5(a) or 6(a) and the officers, directors, members and control shareholders of such Shareholders against any losses,  claims,  damages  or  liabilities,  joint or  several,  to  which  such
Shareholder or such other Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Shareholder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse such Shareholder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the
                                                     --------  -------
Company  shall not be required  to  indemnify  any such person  pursuant to this
Section 10(a) to the extent that (i) any such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon fraud or dishonesty or an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in strict conformity with written information furnished to the Company by, or on behalf of, such person expressly for use in connection therewith or (ii) the Company subsequently corrects the untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary, final or summary prospectus, or amendment or supplement thereto by delivering to such Shareholder an amended prospectus or prospectus supplement that makes such correction and the Shareholder fails timely to deliver such amended prospectus or prospectus supplement to the party or parties making the claim.

        (b) The Company shall require, as a condition to including any Registrable Securities in any Registration Statement filed pursuant to this Agreement and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from each Shareholder of Registrable Securities included in any Registration Statement filed pursuant to this Agreement and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company and all other Shareholders against any losses, claims, damages or liabilities to which the Company or such other Shareholders may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Shareholder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in strict conformity with written information furnished to the Company by such Shareholder or underwriter expressly for use in connection therewith and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that
                                                         --------  -------
no such Shareholder shall be required to undertake liability to any Person under this Section 10(b) for any amounts in excess of the dollar amount of the net proceeds to be received by such Shareholder from the sale of such Shareholder's Registrable Securities pursuant to such registration and such undertaking shall be several, not joint and several, among such Shareholders; provided, further,
                                                             --------   -------
that no such Shareholder shall be liable in any such case to the extent that prior to the filing of any such Registration Statement or prospectus or amendment thereof or supplement thereto, such Shareholder furnished in writing to the Company information expressly for use in such Registration Statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

        (c) Promptly after receipt by an indemnified party under Section 10(a) or 10(b) hereof of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 10, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 10(a) or 10(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Such indemnifying party shall not enter into any settlement with a party without obtaining an unconditional release of each indemnified party with respect to any and all claims against each indemnified party. An indemnified party shall not enter into any settlement without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

        (d)     Each  party  hereto   agrees   that,   if  for  any  reason  the
indemnification provisions contemplated by Section 10(a) or 10(b) hereof are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 10(d) were determined by pro rata allocation (even if the Shareholders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(d), no Shareholder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such Shareholder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Shareholders' and any underwriters' obligations in this Section 10(d) to contribute shall be several in proportion to the principal amount of Common Shares registered or underwritten, as the case may be, by them severally and not jointly.

        (e) The obligations of the Company under this Section 10 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Shareholder, agent and underwriter and each person, if any, who controls any Shareholder, agent or underwriter within the meaning of the Securities Act; and the obligations of the Shareholders and any underwriters contemplated by this Section 10 shall be in addition to any liability which the respective Shareholder or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

11.      Periodic Information Reporting Requirements.
         -------------------------------------------

(a)      Quarterly Financial Statement.
         -----------------------------

         The Company shall prepare condensed, consolidated financial statements for each of the first three fiscal quarters of each fiscal year in accordance with United States generally accepted accounting principles ("U.S. GAAP") consistently applied. The Company shall provide such quarterly financial statements to each Shareholder not later than 45 days after the end of each fiscal quarter.


(b)      Annual Financial Statements.
         ---------------------------

         The Company shall prepare consolidated financial statements for each fiscal year in accordance with U.S. GAAP consistently applied and shall cause such financial statements to be audited. The Company shall provide such audited financial statements and the auditor's report thereon to the Shareholders not later than 90 days after the end of each fiscal year.


(c)      Additional Information.
         ----------------------

         If a Shareholder requests in writing information about the Company or its subsidiaries in addition to the financial statements made available pursuant to Section 11(a) and 11(b) in order to, among other things, comply with disclosure requirements under laws and regulations applicable to such Shareholder or to meet the tax reporting requirements of such Shareholder, the

Company shall use its commercially reasonable efforts to provide such additional information to such Shareholder as soon as practicable after such written request has been received; provided, however, that the Company shall not be
                             --------   -------
required to provide any such additional information if the Company reasonably believes that the disclosure of such information could have a materially adverse impact on the financial condition, business or prospects of the Company on a consolidated basis or is of a confidential nature.

(d)      Confidentiality.
         ---------------

         Except as authorized in writing by the Company, each of the Shareholders shall not disclose any of the information provided to such Shareholder pursuant to this Section 11 to any Person that is not a director, officer, partner, employee, representative (including any accountant, attorney or other professional) or Affiliate of such Shareholder or a party to this Agreement, and each Shareholder shall use its commercially reasonable efforts to cause its directors, officers, partners, employees, representatives and Affiliates not to disclose such information to any Person that is not a party to this Agreement; provided, however, that such Shareholder shall not be prohibited
                --------  -------
from disclosing any such information if such information becomes publicly available through no fault of the Shareholder or its directors, officers, partners, employees, representatives or Affiliates or the information is required to be furnished to a governmental agency in connection with any legal or administrative proceeding or the information is requested by a prospective transferee or purchaser of Common Shares so long as such third party enters into a confidentiality agreement with the Company reasonably satisfactory to the Company.


12.      Miscellaneous.
         -------------

        (a)      Amendments and Waivers.
                 ----------------------

                 The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Founding Investors and Shareholders of a majority of the Common Shares (other than the Founding Investors). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Shareholders whose Common Shares are being sold pursuant to the Registration Statement and that does not directly or indirectly affect the rights of other Shareholders may be given by Shareholders of a majority of the Common Shares being sold by such Shareholders pursuant to the Registration Statement.

        (b)      Term and Termination.
                 --------------------

                 This Agreement may be terminated at any time by an instrument in writing signed by all of the parties hereto. This Agreement shall terminate automatically as to any Shareholder that Transfers all of its equity securities of the Company and Max Re. The provisions of Section 2 to this Agreement, other than Section 2(b)(i) and 2(b)(ii), and Section 3 to this Agreement shall terminate automatically as to all parties hereto upon the consummation of a Qualified IPO. Unless sooner terminated, this Agreement shall terminate ten (10) years after the date of the Qualified IPO, unless, at any time within one (1) year prior to such date, all of the parties extend its duration for as many additional periods, each not to exceed ten (10) years, as they may desire.

        (c)      Notices.
                 -------

                 All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery: (i) if to a Shareholder then to the address set forth on the signature page or to such address that such Shareholder may subsequently notify the Company in writing or
(ii) if to the Company or Max Re as set forth below:



                               Max Re Capital Ltd.
                               P.O. Box HM 2565
                               Hamilton, HM KX
                               Bermuda
                               Attention: Robert J. Cooney
                               Facsimile Number: (441) 296-8811

         with a copy to:       Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                               590 Madison Avenue
                               New York, New York 10022
                               Attention:  James E. Kaye, Esq.
                               Facsimile Number: (212) 872-1002

         with a copy to:       Conyers Dill & Pearman
                               Clarendon House
                               2 Church Street
                               P.O. Box HM666
                               Hamilton HM CX
                               Bermuda
                               Attention:  Lisa J. Marshall
                               Facsimile Number:  (441) 292-4720


All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) Business Days after being deposited in the United States mails, if being mailed by first class mail, three
(3) Business Days after being delivered to a next-day air courier; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

(d)      Successors and Assigns.
         ----------------------

         This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

(e)      Counterparts.
         ------------

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f)      Governing Law.
         -------------

         This Agreement shall be governed by the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of New York.

(g)      Headings.
         --------

         The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)      Severability.
         ------------

         The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.





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                                 Signature Page